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                                                                      EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION

1. NAME:                Baystar Capital Management, LLC

   ADDRESS:             80 East Sir Francis Drake Blvd., Suite 2B
                        Larkspur, CA 94939

   DESIGNATED FILER:    Baystar Capital II, L.P.

   ISSUER &
   TICKER SYMBOL:       The SCO Group, Inc. (SCOX)

   DATE OF EVENT
   REQUIRING STATEMENT: 11/05/04



   SIGNATURE:  By: /s/ Lawrence Goldfarb
                  ----------------------
                  Name: Lawrence Goldfarb
                  Title:  Managing Member


2. NAME: Lawrence Goldfarb

   ADDRESS:             c/o Baystar Capital Management, LLC
                        80 East Sir Francis Drake Blvd., Suite 2B
                        Larkspur, CA 94939

   DESIGNATED FILER:    Baystar Capital II, L.P.

   ISSUER &
   TICKER SYMBOL:       The SCO Group, Inc. (SCOX)

   DATE OF EVENT
   REQUIRING STATEMENT: 11/05/04



   SIGNATURE:     /s/ Lawrence Goldfarb
                  ---------------------



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3. NAME:                Steven M. Lamar

   ADDRESS:             c/o Baystar Capital Management, LLC
                        80 East Sir Francis Drake Blvd., Suite 2B
                        Larkspur, CA 94939

   DESIGNATED FILER:    Baystar Capital II, L.P.

   ISSUER &
   TICKER SYMBOL:       The SCO Group, Inc. (SCOX)

   DATE OF EVENT
   REQUIRING STATEMENT: 11/05/04



   SIGNATURE:     /s/ Steven M. Lamar
                  -------------------


4. NAME:                Steven Derby

   ADDRESS:             53 Forest Avenue, 2nd Floor
                        Old Greenwich, CT 06870

DESIGNATED FILER:       Baystar Capital II, L.P.

ISSUER &
TICKER SYMBOL:          The SCO Group, Inc. (SCOX)

DATE OF EVENT
REQUIRING STATEMENT:    11/05/04



SIGNATURE:        /s/ Steven Derby
                  ----------------


* BY: BAYSTAR CAPITAL II, L.P.

      By: Baystar Capital Management, LLC, its General Partner


          By: /s/ Lawrence Goldfarb
             ----------------------
          Name: Lawrence Goldfarb
          Title:  Managing Member